                                                                               .
                                                                               .
                                                                               .

                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                                    June 2005

                                                 Collins                                                     Dura
                                                 & Aikman C A Can Domestic     C & A     JPS_Automotive,  Convertible     C & A
                                                  Parent   Holding Company  Products Co.       Inc.      Systems, Inc  Development
                                       Total     05-55927     05-55930        05-55932      05-55935       05-55942    Co. 05-55943
                                     ----------- -------- ----------------  ------------ --------------  ------------  ------------
Net Outside Sales                    271,134,466                             49,068,010      43,265,441    18,901,112
I/D Net Sales                         14,330,757                              1,454,743               0
I/G Net Sales                          5,311,432                             (5,048,519)      4,654,330     3,068,981

   TOTAL SALES                       290,776,654                             45,474,233      47,919,771    21,970,093

Cost of Sales                        264,598,856                             34,854,914      42,899,011    20,340,607

   GROSS PROFIT                       26,177,798                             10,619,319       5,020,761     1,629,486

Selling, general & administrative
  expenses                            28,372,201                             26,008,799          28,249       497,029

   OPERATING INCOME                   (2,194,402)                           (15,389,480)      4,992,511     1,132,457

Interest Expense, net                  3,675,777                              3,694,560
Intercompany Interest, net            (7,147,084)               (2,436,694)  (4,209,462)        (55,379)       (8,863)
Preferred Stock Accretion                      0                                      0
Miscellaneous (Income)/Expense            88,989                                 77,329
Corporate Allocation Adjustment                0                                      0               0             0
Commission Income                       (147,588)                              (147,588)
Commission Expense                             0
Royalty Income                          (635,829)                              (621,687)
Royalty Expense                                0
Income from Invest in JV                 (93,086)       0                0            0               0             0             0
Minority Interest in Cons Net Income           0
Dividend Income                                0
Discount/Income for Carcorp                    0                                      0               0             0
Gain/(Loss) Early Extinguishment
  of Debt                                      0
Discount/Premium on Hedges                     0
(Gain) / Loss on Hedges                        0
(Gain) / Loss on Swaps                         0
NAAIS Intercompany Sales Profit                0
Loss on Sale of Receivables                    0
Restructuring Provision                        0
Foreign Transactions-(Gain)/Loss        (203,132)                 (254,695)     145,924                       (91,241)
Amort of Discount on NPV of
  Liabilities                                  0
(Gain)/Loss Sale-Leaseback
  Transaction                                  0                                      0

   INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES               2,267,549                 2,691,389  (14,328,556)      5,047,890     1,232,561

Federal Income Tax                      (940,713)       0                0     (940,713)              0             0             0
State Income Tax                               0        0                0            0               0             0             0
Foreign Income Tax                        19,678                                 19,678

   INCOME FROM CONTINUING OPERATIONS   3,188,584        0        2,691,389  (13,407,521)      5,047,890     1,232,561             0

Discontinued Operations (Gain)/Loss            0
Gain/Loss on Sale of Divisions                 0
Extraordinary Items                            0
Integration                                    0

                                     -----------                ----------  -----------      ----------    ----------
   NET INCOME                          3,188,584                 2,691,389  (13,407,521)      5,047,890     1,232,561
                                     ===========                ==========  ===========      ==========    ==========

                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                                    June 2005

                                                                   Amco           C & A          C & A        Textron        Brut
                                                    Southwest   Convertible   International    Accessory    Automotive     Plastics,
                                     Owosso, MI     Laminates     Fabrics         Corp.       Mats, Inc.    Interiors,       Inc.
                                      05-55946      05-55948     05-55949       05-55951       05-55952    Inc. 05-55956   05-55957
                                     ----------   -----------   -----------   -------------   ----------   -------------   --------
Net Outside Sales                     1,400,021    13,082,973                                 17,705,736     50,017,203
I/D Net Sales                           116,904                                                              11,421,663
I/G Net Sales                            66,817    (8,924,809)    4,498,176                   (2,809,726)     1,688,956

   TOTAL SALES                        1,583,742     4,158,165     4,498,176                   14,896,009     63,127,821

Cost of Sales                         2,588,910     3,532,709     2,480,675                   11,892,806     61,626,184

   GROSS PROFIT                      (1,005,168)      625,456     2,017,501                    3,003,204      1,501,637

Selling, general & administrative
  expenses                                    0        (5,984)                       2,500       543,478         49,564

   OPERATING INCOME                  (1,005,168)      631,440     2,017,501         (2,500)    2,459,726      1,452,073

Interest Expense, net                                                                                                 0
Intercompany Interest, net                                                                       (11,735)       (19,969)
Preferred Stock Accretion
Miscellaneous (Income)/Expense
Corporate Allocation Adjustment                             0                                          0              0
Commission Income
Commission Expense
Royalty Income
Royalty Expense
Income from Invest in JV                      0             0             0              0             0              0           0
Minority Interest in Cons Net Income
Dividend Income
Discount/Income for Carcorp                                                                            0              0
Gain/(Loss) Early Extinguishment
  of Debt
Discount/Premium on Hedges
(Gain) / Loss on Hedges
(Gain) / Loss on Swaps
NAAIS Intercompany Sales Profit
Loss on Sale of Receivables
Restructuring Provision
Foreign Transactions-(Gain)/Loss
Amort of Discount on NPV
  of Liabilities
(Gain)/Loss Sale-Leaseback
  Transaction

   INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES             (1,005,168)      631,440     2,017,501         (2,500)    2,471,461      1,472,041

Federal Income Tax                            0             0             0              0             0              0           0
State Income Tax                              0             0             0              0             0              0           0
Foreign Income Tax

   INCOME FROM CONTINUING OPERATIONS (1,005,168)      631,440     2,017,501         (2,500)    2,471,461      1,472,041           0

Discontinued Operations (Gain)/Loss
Gain/Loss on Sale of Divisions
Extraordinary Items
Integration

                                     ----------    ----------     ---------         ------    ----------     ----------
   NET INCOME                        (1,005,168)      631,440     2,017,501         (2,500)    2,471,461      1,472,041
                                     ==========    ==========     =========         ======    ==========     ==========

                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                                    June 2005


                                            Textron       C & A                    Wickes                                 Textron
                                           Automotive     Asset        C & A       Asset      C & A           C & A     Automotive
                                           Exteriors,   Services,    Plastics,  Management,  Fabrics,      Properties,  (Argentina)
                                              Inc      Inc.-Consol      Inc         Inc.       Inc.           Inc.         Inc.
                                            05-55958     05-55959     05-55960    05-55962   05-55963       05-55964     05-55965
                                           ----------  -----------   ---------  -----------  --------      -----------  -----------
Net Outside Sales                          36,750,211                6,178,498       11,661   14,918,744                          0
I/D Net Sales                                 408,194                  528,296                                                    0
I/G Net Sales                                 577,433                1,108,555                 8,924,809                          0

   TOTAL SALES                             37,735,838                7,815,350       11,661   23,843,553                          0

Cost of Sales                              33,803,170                7,971,883            0   24,595,036                          0

   GROSS PROFIT                             3,932,668                 (156,533)      11,661     (751,483)                         0

Selling, general & administrative expenses    (19,661)               1,593,720            0      909,176             0          893

   OPERATING INCOME                         3,952,330               (1,750,254)      11,661   (1,660,659)            0         (893)

Interest Expense, net                               0                                                                           (61)
Intercompany Interest, net                   (365,987)                   (8,010)                  (3,996)                         0
Preferred Stock Accretion
Miscellaneous (Income)/Expense                      0                                11,661                                       0
Corporate Allocation Adjustment                     0                         0                        0                          0
Commission Income
Commission Expense                                  0                                                                             0
Royalty Income                                                                                   (14,142)
Royalty Expense                                     0                                                                             0
Income from Invest in JV                            0            0            0           0            0             0            0
Minority Interest in Cons Net Income
Dividend Income                                     0                                                                             0
Discount/Income for Carcorp                         0                         0                        0                          0
Gain/(Loss) Early Extinguishment of Debt
Discount/Premium on Hedges                          0                                                                             0
(Gain) / Loss on Hedges                             0                                                                             0
(Gain) / Loss on Swaps                              0                                                                             0
NAAIS Intercompany Sales Profit                     0                                                                             0
Loss on Sale of Receivables                         0                                                                             0
Restructuring Provision
Foreign Transactions-(Gain)/Loss              (16,594)                  (35,403)                                                527
Amort of Discount on NPV of Liabilities             0                                                                             0
(Gain)/Loss Sale-Leaseback Transaction

   INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES                    4,334,911                (1,706,841)          0   (1,642,521)            0       (1,359)

Federal Income Tax                                  0            0            0           0            0             0            0
State Income Tax                                    0            0            0           0            0             0            0
Foreign Income Tax                                  0                                                                             0

   INCOME FROM CONTINUING OPERATIONS        4,334,911            0   (1,706,841)          0   (1,642,521)            0       (1,359)

Discontinued Operations (Gain)/Loss                 0                                                                             0
Gain/Loss on Sale of Divisions                      0                                                                             0
Extraordinary Items                                 0                                                                             0
Integration                                         0                                                                             0

                                           ----------                ----------          --   ----------            --       ------
   NET INCOME                               4,334,911                (1,706,841)          0   (1,642,521)            0       (1,359)
                                           ==========                ==========          ==   ==========            ==       ======

                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                                    June 2005

                                        Wickes          C & A                    Comet
                                     Manufacturing   Interiors,    C & A      Acoustics,      Gamble      M&C Advanced     Becker
                                        Company          Inc    Europe, Inc.     Inc.     Development Co. Processes, Inc Group, LLC
                                       05-55968       05-55970    05-55971     05-55972       05-55974       05-55976      05-55977
                                     -------------   ---------- ------------  ----------  --------------- -------------- ----------
Net Outside Sales                                                                                                        11,488,557
I/D Net Sales                                                                                                               360,693
I/G Net Sales                                                                                                            (2,499,810)

   TOTAL SALES                                                                                                            9,349,440

Cost of Sales                                                                                                             9,678,977

   GROSS PROFIT                                                                                                            (329,537)

Selling, general & administrative
  expenses                              (1,372,090)                              11,248                                       3,708

   OPERATING INCOME                      1,372,090                              (11,248)                                   (333,245)

Interest Expense, net                                                                                                       (18,717)
Intercompany Interest, net                                                                                                  (20,725)
Preferred Stock Accretion
Miscellaneous (Income)/Expense
Corporate Allocation Adjustment                                                                                                   0
Commission Income
Commission Expense
Royalty Income
Royalty Expense
Income from Invest in JV                         0            0           0           0                0              0     (93,086)
Minority Interest in Cons Net Income
Dividend Income
Discount/Income for Carcorp                                                                                                       0
Gain/(Loss) Early Extinguishment
  of Debt
Discount/Premium on Hedges
(Gain) / Loss on Hedges
(Gain) / Loss on Swaps
NAAIS Intercompany Sales Profit
Loss on Sale of Receivables
Restructuring Provision
Foreign Transactions-(Gain)/Loss                                                                                             (7,714)
Amort of Discount on NPV of
  Liabilities
(Gain)/Loss Sale-Leaseback
  Transaction

   INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES                 1,372,090                              (11,248)                                   (193,003)

Federal Income Tax                               0            0           0           0                0              0           0
State Income Tax                                 0            0           0           0                0              0           0
Foreign Income Tax

   INCOME FROM CONTINUING OPERATIONS     1,372,090            0           0     (11,248)               0              0    (193,003)

Discontinued Operations (Gain)/Loss              0
Gain/Loss on Sale of Divisions
Extraordinary Items
Integration

                                        ----------                              -------                                  ----------
   NET INCOME                            1,372,090                              (11,248)                                   (193,003)
                                        ==========                              =======                                  ==========


                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                                    June 2005

                                        Textron
                                          Auto                       C & A         C & A        C & A
                                        Overseas        CW        Automotive    Carpet and   Carpet and   Textron Auto     C & A
                                      Investment,   Management  International,   Acoustics    Acoustics   International (Gibraltar)
                                          Inc          Corp.          Inc.       (TN), Inc.   (MI), Inc.  Services, Inc    Limited
                                       05-55978      05-55979      05-55980      05-55984      05-55982      05-55985     05-55989
                                     -------------  ----------  --------------   ----------   ----------  -------------  -----------
Net Outside Sales                                                                 8,346,299
I/D Net Sales                                                                        40,264
I/G Net Sales                                                                         6,240

   TOTAL SALES                                                                    8,392,804

Cost of Sales                                                                     8,301,222                      10,437

   GROSS PROFIT                                                                      91,582                     (10,437)

Selling, general & administrative
  expenses                                                                             (164)                          0       6,253

   OPERATING INCOME                                                                  91,746                     (10,437)     (6,253)

Interest Expense, net                                                                                                            (5)
Intercompany Interest, net                                                           (6,262)           0
Preferred Stock Accretion
Miscellaneous (Income)/Expense
Corporate Allocation Adjustment                                                           0
Commission Income
Commission Expense
Royalty Income
Royalty Expense
Income from Invest in JV                         0           0               0            0            0              0           0
Minority Interest in Cons Net Income
Dividend Income
Discount/Income for Carcorp                                                               0            0
Gain/(Loss) Early Extinguishment
  of Debt
Discount/Premium on Hedges
(Gain) / Loss on Hedges
(Gain) / Loss on Swaps
NAAIS Intercompany Sales Profit
Loss on Sale of Receivables
Restructuring Provision
Foreign Transactions-(Gain)/Loss                                                                                 55,781         283
Amort of Discount on NPV of
  Liabilities
(Gain)/Loss Sale-Leaseback
  Transaction

   INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES                                                             98,008            0        (66,218)     (6,532)

Federal Income Tax                               0           0               0            0            0              0           0
State Income Tax                                 0           0               0            0            0              0           0
Foreign Income Tax

   INCOME FROM CONTINUING OPERATIONS             0           0               0       98,008            0        (66,218)     (6,532)

Discontinued Operations (Gain)/Loss
Gain/Loss on Sale of Divisions
Extraordinary Items
Integration

                                                                                  ---------           --        -------      ------
   NET INCOME                                                                        98,008            0        (66,218)     (6,532)
                                                                                  =========           ==        =======      ======

                           COLLINS AIKMAN CORPORATION
                                INCOME STATEMENT
                                    June 2005

                                           Textron Automotive  New Baltimore  C&A Automotive  C&A Automotive
                                                (Asia) Inc.    Holdings, LLC     Mats, LLC     Services, LLC
                                                 05-55991        05-55992        05-55969        05-55981
                                           ------------------  -------------  --------------  --------------
Net Outside Sales                                                          0
I/D Net Sales                                                              0
I/G Net Sales                                                              0

   TOTAL SALES                                                             0

Cost of Sales                                                         22,316

   GROSS PROFIT                                                      (22,316)

Selling, general & administrative expenses            115,482

   OPERATING INCOME                                  (115,482)       (22,316)

Interest Expense, net
Intercompany Interest, net
Preferred Stock Accretion
Miscellaneous (Income)/Expense
Corporate Allocation Adjustment
Commission Income
Commission Expense
Royalty Income
Royalty Expense
Income from Invest in JV                                    0              0               0               0
Minority Interest in Cons Net Income
Dividend Income
Discount/Income for Carcorp
Gain/(Loss) Early Extinguishment of Debt
Discount/Premium on Hedges
(Gain) / Loss on Hedges
(Gain) / Loss on Swaps
NAAIS Intercompany Sales Profit
Loss on Sale of Receivables
Restructuring Provision
Foreign Transactions-(Gain)/Loss                            0
Amort of Discount on NPV of Liabilities
(Gain)/Loss Sale-Leaseback Transaction

   INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES                             (115,482)       (22,316)

Federal Income Tax                                          0              0               0               0
State Income Tax                                            0              0               0               0
Foreign Income Tax

   INCOME FROM CONTINUING OPERATIONS                 (115,482)       (22,316)              0               0

Discontinued Operations (Gain)/Loss
Gain/Loss on Sale of Divisions
Extraordinary Items
Integration

                                                     --------        -------
   NET INCOME                                        (115,482)       (22,316)
                                                     ========        =======

                           COLLINS AIKMAN CORPORATION
                                  BALANCE SHEET
                             As of - June 30, 2005

                                                                   C A Can                                      Dura
                                                     Collins &    Domestic                                   Convertible    C & A
                                                      Aikman       Holding       C & A      JPS_Automotive,   Systems,   Development
                                                      Parent       Company    Products Co.        Inc.           Inc         Co.
                                         Total       05-55927     05-55930     05-55932        05-55935       05-55942    05-55943
                                     -------------- ------------ ----------- --------------  --------------- ----------- -----------
Assets
Cash                                     15,512,604                              15,131,862           26,489       3,000
Accounts Receivable-Trade, net          126,259,963                            (128,167,742)      44,482,646  19,601,259
Other Non-Trade Receivables               6,304,934                               2,836,644                       33,527
Inventories, net                        113,975,114                              12,957,931       12,190,246   8,063,874
Tooling and Molding, net-current         49,822,885                               9,033,958                    1,158,515
Prepaids & Other Current Assets          57,564,871            0           0     21,388,521       16,724,151   1,310,695           0
Deferred Tax Assets-current                 (87,825)                             (1,224,646)         130,000
   Total Current Assets                 369,352,545                             (68,043,472)      73,553,532  30,170,870

Investments in Subsidiaries           2,534,708,519   83,367,715  97,290,718  1,683,436,352                0           0           0
Fixed Assets, net                       368,586,793                              51,279,128       56,270,057   4,930,063
Goodwill, net                           978,554,071                             167,961,702       15,120,048   3,067,744  15,000,000
Deferred Tax Assets-Long Term            25,938,826                              29,975,226
Tooling and Molding, net-Long Term       14,942,275                                 864,793        1,516,551
Other Noncurrent Assets                  99,766,819            0           0     75,562,783       (1,122,665)      5,757           0
Intercompany Assets                     620,706,706            0   2,472,850    425,543,294       10,571,620   1,193,240           0
PP IC Accounts Receivable            26,928,065,464  206,713,180 258,193,215 14,174,388,213    1,099,779,613 210,023,158
                                     --------------  ----------- ----------- --------------    ------------- -----------  ----------
      Total Assets                   31,940,622,017  290,080,894 357,956,782 16,540,968,020    1,255,688,755 249,390,831  15,000,000
                                     ==============  =========== =========== ==============    ============= ===========  ==========

Liabilities And Equity
Notes Payable                                     0
Short Term Borrowings                             0            0           0              0                0           0           0
Advance on Receivables                            0
Current Portion-Long Term Debt          169,912,952                             169,912,952
Current Portion-Capital Leases                    0                                       0
Accounts Payable                         40,707,316            0           0     (3,061,861)       9,932,551   1,405,316           0
Accrued Interest Payable                     17,200                                  17,200
Accrued & Other Liabilities              31,864,532                              33,172,242        2,380,288     733,595
Income Taxes Payable                     (3,533,112)                             (3,551,965)
   Total Current Liabilities            238,968,888            0           0    196,488,569       12,312,839   2,138,911           0

Liabilities - Subject to Compromise  29,192,509,302      260,809   4,196,088 16,120,766,072    1,056,221,988 212,617,644         133
                                     --------------  ----------- ----------- --------------    ------------- -----------  ----------
      Total Liabilities              29,431,478,190      260,809   4,196,088 16,317,254,641    1,068,534,827 214,756,556         133

      Total Equity                    2,509,143,828  289,820,086 353,760,695    223,713,379      187,153,928  34,634,275  14,999,867
                                     --------------  ----------- ----------- --------------    ------------- -----------  ----------
      Total Liabilities and Equity   31,940,622,017  290,080,894 357,956,782 16,540,968,020    1,255,688,755 249,390,831  15,000,000
                                     ==============  =========== =========== ==============    ============= ===========  ==========

                           COLLINS AIKMAN CORPORATION
                                  BALANCE SHEET
                             As of - June 30, 2005

                                                                                                               Textron
                                                                    Amco          C & A          C & A        Automotive     Brut
                                                   Southwest     Convertible  International    Accessory      Interiors,   Plastics,
                                     Owosso, MI    Laminates       Fabrics        Corp.        Mats, Inc.        Inc.,       Inc.
                                      05-55946      05-55948      05-55949      05-55951        05-55952       05-55956    05-55957
                                     ----------  -------------   -----------  -------------   -------------  ------------  ---------
Assets
Cash                                                       159                       2,809          302,630         25,588
Accounts Receivable-Trade, net        1,866,975     18,935,361                                   17,801,479     51,380,457
Other Non-Trade Receivables                                  0       40,200                          84,330              0
Inventories, net                      1,968,277      4,489,557    3,444,076                       3,077,314     24,426,828
Tooling and Molding, net-current                                                                  2,295,843
Prepaids & Other Current Assets          83,491         65,399            0            442        1,878,417      7,597,253         0
Deferred Tax Assets-current                             91,421
   Total Current Assets               3,918,742     23,581,897    3,484,276          3,250       25,440,014     83,430,127

Investments in Subsidiaries                   0              0            0    164,130,994                0              0         0
Fixed Assets, net                     3,493,604      2,340,254                                   12,779,080     85,864,725
Goodwill, net                                       12,747,886                                                 139,898,759
Deferred Tax Assets-Long Term
Tooling and Molding, net-Long Term       26,140                                                    (174,350)    12,540,701
Other Noncurrent Assets                       0              0            0              0          624,780     19,769,589         0
Intercompany Assets                     562,676      4,252,364    4,513,936         (3,900)      12,307,310      2,481,937         0
PP IC Accounts Receivable             6,611,023    156,267,714   25,982,532    246,128,250      953,681,416    909,713,173
                                     ----------    -----------   ----------    -----------    -------------  -------------
      Total Assets                   14,612,185    199,190,115   33,980,744    410,258,595    1,004,658,249  1,253,699,011
                                     ==========    ===========   ==========    ===========    =============  =============

Liabilities And Equity
Notes Payable
Short Term Borrowings                         0              0            0              0                0              0         0
Advance on Receivables
Current Portion-Long Term Debt
Current Portion-Capital Leases
Accounts Payable                        166,208        500,791      584,611              0        2,096,525      6,961,595         0
Accrued Interest Payable
Accrued & Other Liabilities              57,460        429,286            0                       4,014,417      3,239,441
Income Taxes Payable
   Total Current Liabilities            223,668        930,077      584,611              0        6,110,942     10,201,036         0

Liabilities - Subject to Compromise  17,436,160    186,523,402   18,039,476     97,130,475      969,014,894  1,156,452,955         0
                                     ----------    -----------   ----------    -----------    -------------  -------------        --
      Total Liabilities              17,659,827    187,453,479   18,624,086     97,130,475      975,125,836  1,166,653,991

      Total Equity                   (3,047,643)    11,736,636   15,356,658    313,128,120       29,532,414     87,045,021
                                     ----------    -----------   ----------    -----------    -------------  -------------
      Total Liabilities and Equity   14,612,185    199,190,115   33,980,744    410,258,595    1,004,658,249  1,253,699,011
                                     ==========    ===========   ==========    ===========    =============  =============




                           COLLINS AIKMAN CORPORATION
                                  BALANCE SHEET
                             As of - June 30, 2005

                                 Textron       C & A Asset                      Wickes                                     Textron
                                Automotive      Services,         C & A        Asset          C & A         C & A        Automotive
                                 Exteriors,        Inc.-         Plastics,    Management,      Fabrics,    Properties,   (Argentina)
                                   Inc.          Consol           Inc.          Inc.          Inc.           Inc.          Inc.
                                 05-55958        05-55959       05-55960      05-55962       05-55963     05-55964       05-55965
                                -----------    -----------      -----------  -------------   -----------  ------------  ------------
Assets
Cash                                   18,401                          1,000                      12,800        3,690       3,460
Accounts Receivable-Trade,
 net                              (43,466,391)                   100,931,005                  14,982,009                     (388)
Other Non-Trade Receivables         1,679,431                      1,029,184      45,244         263,139                   28,082
Inventories, net                   13,146,225                      2,576,905                  21,387,053                        0
Tooling and Molding,
 net-current                                0                     10,941,916                                                    0
Prepaids & Other Current
 Assets                             2,268,192              0         402,135       2,100       3,320,981            0      27,094
Deferred Tax Assets-current                 0                                                    915,400                        0
   Total Current Assets           (26,354,142)                   115,882,144      47,344      40,881,381        3,690      58,248

Investments in Subsidiaries                 0    (17,789,881)     81,550,000           0               0            0           0
Fixed Assets, net                  66,142,509                      8,425,485      23,365      43,271,373                        0
Goodwill, net                     189,072,932                    116,820,923                 192,724,235                  203,000
Deferred Tax Assets-Long Term               0                                                 (4,036,400)                       0
Tooling and Molding,
net-Long Term                         (80,753)                       101,801                                                    0
Other Noncurrent Assets            (3,891,778)             0          57,453           0       5,755,612      111,252           0
Intercompany Assets               113,989,565              0      10,885,919           0      24,414,911       (3,000)          0
PP IC Accounts Receivable       2,387,735,867                    535,115,242  14,757,801   4,556,928,105  157,074,130
                                -------------    -----------     -----------  ----------   -------------  -----------     -------
      Total Assets              2,726,614,201    (17,789,881)    868,838,966  14,828,510   4,859,939,217  157,186,071     261,248
                                =============    ===========     ===========  ==========   =============  ===========     =======

Liabilities And Equity
Notes Payable                               0                                                                                   0
Short Term Borrowings                       0              0               0           0               0            0           0
Advance on Receivables                      0                                                                                   0
Current Portion-Long Term Debt              0                                                                                   0
Current Portion-Capital Leases              0                                                                                   0
Accounts Payable                   11,169,616              0         491,680           0       5,077,738            0           0
Accrued Interest Payable                    0                                                                                   0
Accrued & Other Liabilities         4,088,444                        351,134  (8,002,048)      1,805,038                    8,597
Income Taxes Payable                        0                                                                                   0
   Total Current Liabilities       15,258,059              0         842,814  (8,002,048)      6,882,776            0       8,597

Liabilities -
Subject to Compromise           2,448,239,596        126,097     774,096,003   1,164,852   4,758,226,722          750     179,517
                                -------------    -----------     -----------  ----------   -------------  -----------     -------
      Total Liabilities         2,463,497,655        126,097     774,938,817  (6,837,196)  4,765,109,498          750     188,114

      Total Equity                263,116,545    (17,915,978)     93,900,149  21,665,706      94,829,718  157,185,321      73,134
                                -------------    -----------     -----------  ----------   -------------  -----------     -------
      Total Liabilities
       and Equity               2,726,614,201    (17,789,881)    868,838,966  14,828,510   4,859,939,217  157,186,071     261,248
                                =============    ===========     ===========  ==========   =============  ===========     =======

                           COLLINS AIKMAN CORPORATION
                                  BALANCE SHEET
                             As of - June 30, 2005

                                                                                                             M&C
                                       Wickes          C & A         C & A         Comet      Gamble       Advanced
                                    Manufacturing   Interiors,      Europe,     Acoustics,  Development   Processes,     Becker
                                      Company           Inc           Inc.         Inc.         Co.          Inc.       Group, LLC
                                      05-55968       05-55970       05-55971     05-55972    05-55974      05-55976     05-55977
                                    -------------   -----------   -----------  -----------  -----------  -----------  ------------
Assets
Cash                                                                                                          3,094      (181,894)
Accounts Receivable-Trade, net                                                    (12,200)                  315,966    18,739,325
Other Non-Trade Receivables                                                                                               118,077
Inventories, net                                                                                                        4,617,221
Tooling and Molding, net-current                                                                                       26,010,785
Prepaids & Other Current Assets               0               0             0           0            0       78,811     1,848,705
Deferred Tax Assets-current
   Total Current Assets                                                           (12,200)                  397,871    51,152,219

Investments in Subsidiaries                   0     200,858,103   120,915,758           0            0            0             0
Fixed Assets, net                             0                                   (44,990)                  112,489    25,995,884
Goodwill, net                                                                                            (5,463,632)  132,589,075
Deferred Tax Assets-Long Term
Tooling and Molding, net-Long Term                                                                                         46,842
Other Noncurrent Assets                       0               0             0           0            0            0     2,823,272
Intercompany Assets                           0               0             0      12,200            0            0     1,769,865
PP IC Accounts Receivable            60,433,317                    41,642,559       8,065      244,215    7,047,968   290,501,724
                                    -----------     -----------   -----------     -------   ----------   ----------   -----------
      Total Assets                   60,433,317     200,858,103   162,558,316     (36,925)     244,215    2,094,696   504,878,881
                                    ===========     ===========   ===========     =======   ==========   ==========   ===========

Liabilities And Equity
Notes Payable
Short Term Borrowings                         0               0             0           0            0            0             0
Advance on Receivables
Current Portion-Long Term Debt
Current Portion-Capital Leases                                                                                                  0
Accounts Payable                              0               0             0           0            0            0     3,929,455
Accrued Interest Payable
Accrued & Other Liabilities         (13,094,985)                                              (561,672)      18,750       568,229
Income Taxes Payable
   Total Current Liabilities        (13,094,985)              0             0           0     (561,672)      18,750     4,497,684

Liabilities - Subject to Compromise  73,780,382     145,234,274    42,778,295       8,575    2,086,434    5,013,882   463,416,749
                                    -----------     -----------   -----------     -------   ----------   ----------   -----------
      Total Liabilities              60,685,397     145,234,274    42,778,295       8,575    1,524,762    5,032,633   467,914,433

      Total Equity                     (252,080)     55,623,829   119,780,021     (45,500)  (1,280,547)  (2,937,937)   36,964,448
                                    -----------     -----------   -----------     -------   ----------   ----------   -----------
      Total Liabilities and Equity   60,433,317     200,858,103   162,558,316     (36,925)     244,215    2,094,696   504,878,881
                                    ===========     ===========   ===========     =======   ==========   ==========   ===========

                           COLLINS AIKMAN CORPORATION
                                  BALANCE SHEET
                             As of - June 30, 2005

                                      Textron                                                    C & A
                                        Auto                     C & A           C & A        Carpet and   Textron Auto
                                      Overseas      CW         Automotive      Carpet and      Acoustics  International     C & A
                                    Investment,  Management  International, Acoustics (TN),      (MI),      Services,    (Gibraltar)
                                        Inc.       Corp.          Inc.            Inc.           Inc.          Inc.         Limited
                                      05-55978    05-55979      05-55980        05-55984       05-55982     05-55985       05-55989
                                    -----------  ----------  -------------- ---------------   ----------  -------------  -----------
Assets
Cash                                                                                 47,381                                    2,958
Accounts Receivable-Trade, net                                                    8,761,199             0
Other Non-Trade Receivables                                                             472        25,000
Inventories, net                                                                  1,629,607
Tooling and Molding, net-current                                                    381,867
Prepaids & Other Current Assets               0       2,500               0         540,662             0             0            0
Deferred Tax Assets-current
   Total Current Assets                               2,500                      11,361,188        25,000             0        2,958

Investments in Subsidiaries                   0           0               0               0             0             0  120,948,761
Fixed Assets, net                                                                 6,808,971
Goodwill, net                                                                                                (2,601,844)
Deferred Tax Assets-Long Term
Tooling and Molding, net-Long Term                                                  100,550
Other Noncurrent Assets                       0           0               0          70,764             0             0            0
Intercompany Assets                           0           0               0       5,616,795         6,138       118,018          443
PP IC Accounts Receivable                        22,089,746                     257,855,670   296,973,778     6,718,124   41,630,781
                                                 ----------                     -----------   -----------    ----------  -----------
      Total Assets                               22,092,246                     281,813,937   297,004,916     4,234,298  162,582,943
                                                 ==========                     ===========   ===========    ==========  ===========

Liabilities And Equity
Notes Payable
Short Term Borrowings                         0           0               0               0             0             0            0
Advance on Receivables
Current Portion-Long Term Debt
Current Portion-Capital Leases
Accounts Payable                              0           0               0       1,448,671             0             0            0
Accrued Interest Payable
Accrued & Other Liabilities                       2,069,631                         468,701                      95,112        7,625
Income Taxes Payable                                                                                                          18,853
   Total Current Liabilities                  0   2,069,631               0       1,917,373             0        95,112       26,478

Liabilities - Subject to Compromise           0  19,858,600               0     271,047,744   292,793,852     5,990,777   41,598,049
                                             --  ----------              --     -----------   -----------    ----------  -----------
      Total Liabilities                          21,928,231                     272,965,116   292,793,852     6,085,890   41,624,526

      Total Equity                                  164,015                       8,848,821     4,211,064    (1,851,592) 120,958,417
                                                 ----------                     -----------   -----------    ----------  -----------
      Total Liabilities and Equity               22,092,246                     281,813,937   297,004,916     4,234,298  162,582,943
                                                 ==========                     ===========   ===========    ==========  ===========

                           COLLINS AIKMAN CORPORATION
                                  BALANCE SHEET
                             As of - June 30, 2005

                                     Textron Automotive  New Baltimore
                                         (Asia) Inc.     Holdings, LLC  C&A Automotive Mats, LLC  C&A Automotive Services, LLC
                                          05-55991         05-55992             05-55969                    05-55981
                                     ------------------  -------------  ------------------------  ----------------------------
Assets
Cash                                            108,876            300
Accounts Receivable-Trade, net                   42,101         66,903
Other Non-Trade Receivables                     121,604
Inventories, net                                                     0
Tooling and Molding, net-current
Prepaids & Other Current Assets                  10,991         14,331                         0                             0
Deferred Tax Assets-current                           0
   Total Current Assets                         283,572         81,535

Investments in Subsidiaries                           0              0                         0                             0
Fixed Assets, net                                68,523        826,275
Goodwill, net                                  (635,460)     2,048,703
Deferred Tax Assets-Long Term
Tooling and Molding, net-Long Term
Other Noncurrent Assets                               0              0                         0                             0
Intercompany Assets                                 527              0                         0                             0
PP IC Accounts Receivable                       212,266      3,614,617
                                             ----------      ---------
      Total Assets                              (70,572)     6,571,130
                                             ==========      =========

Liabilities And Equity
Notes Payable
Short Term Borrowings                                 0              0                         0                             0
Advance on Receivables
Current Portion-Long Term Debt
Current Portion-Capital Leases
Accounts Payable                                      0          4,419                         0                             0
Accrued Interest Payable
Accrued & Other Liabilities                      18,758         (3,512)
Income Taxes Payable                                  0
   Total Current Liabilities                     18,758            908                         0                             0

Liabilities - Subject to Compromise           1,221,443      6,986,613                         0                             0
                                             ----------      ---------                        --                            --
      Total Liabilities                       1,240,201      6,987,521

      Total Equity                           (1,310,774)      (416,391)
                                             ----------      ---------
      Total Liabilities and Equity              (70,572)     6,571,130
                                             ==========      =========

                           Collins Aikman Corporation
                       Liabilities - Subject to Compromise
                              As of - June 30, 2005

                                                                  Collins &    C A Can Domestic                      JPS_Automotive,
                                                                Aikman Parent   Holding Company  C & A Products Co.       Inc.
                                                    Total          05-55927        05-55930           05-55932          05-55935
                                                --------------  -------------  ----------------  ------------------  ---------------
2010 - A/P - Trade - Pre Petition                  192,412,564                                           46,074,946       16,314,855
2014 - A/P - Rec'd - Not Invoiced Pre Petition       7,844,970                                                             3,051,595
2030 - A/P - Pre Petition Other                    (33,109,966)                                         (13,325,685)         445,707
2071 - A/P - Tooling                                38,947,529
2072 - A/P - Capital                                 1,848,168                                                               103,885

2205 - PP Short Term Borrowings                              0
2210 - PP Accrued Liabilities                      118,207,968                                           93,962,818          148,425
2215 - PP Accrued Local Property Tax                 1,278,899                                              (44,073)         406,468
2220 - PP Accrued Sales & Use Tax                     (169,022)                                            (260,873)          83,063
2225 - PP Environmental Reserve                     27,434,356                                           27,434,356
2230 - PP Disc Ops Reserve                                   0
2235 - PP Restructuring Reserve                     14,813,739                                           14,813,739
2240 - PP Long Term Debt                         1,587,697,736                                        1,587,697,736
2245 - PP Capital Leases                               609,224                                              609,224
2062 - PP IC Short Term Notes Payables             629,201,325                                          466,667,408
2462 - PP IC Short Term Interest Payables           21,102,840                                            6,990,026
2652 - PP IC Long Term Notes Payables                5,189,420
2654 - PP IC Long Term Interest Payables                     0
2911 - PP IC Accounts Payables                  25,585,418,635        260,809         4,196,088      13,277,877,305      981,450,657

2950 - Intracompany Trade Accounts Payables                  0

2061 - Intercompany S/T Loans/Notes Payable         11,069,801                                           11,069,801

2461 - Intercompany S/T Interest Payable                     0                                                    0
2651 - Intercompany L/T Loans/Notes Payable                  0

2653 - Intercompany L/T Interest Payable                     0
2762 - Intercompany L/T Interest Payable                     0
2910 - Intercompany Trade Accounts Payables        594,066,673              0                 0         219,352,729       52,467,358

Long Term Debt                                               0                                                    0
Capital Lease Obligations-Long Term                          0                                                    0
Deferred Income Taxes                               20,831,599                                           20,831,599
Minority Interest in Consol Subs                             0
Preferred Stock of Products Co                     222,875,520                                          222,875,520
Other Noncurrent Liabilities                       144,937,322                                          138,139,496        1,749,974

                                                --------------        -------         ---------      --------------    -------------
Liabilities - Subject to Compromise             29,192,509,302        260,809         4,196,088      16,120,766,072    1,056,221,988
                                                ==============        =======         =========      ==============    =============

                           Collins Aikman Corporation
                       Liabilities - Subject to Compromise
                              As of - June 30, 2005

                                                Dura Convertible                                      Southwest   Amco Convertible
                                                   Systems, Inc   C & A Development Co.  Owosso, MI   Laminates       Fabrics
                                                    05-55942            05-55943          05-55946     05-55948       05-55949
                                                ----------------  ---------------------  ----------  -----------  ----------------
2010 - A/P - Trade - Pre Petition                      9,934,948                          1,330,626      854,650                 0
2014 - A/P - Rec'd - Not Invoiced Pre Petition           544,838                            281,835
2030 - A/P - Pre Petition Other                                0                             61,700            0
2071 - A/P - Tooling
2072 - A/P - Capital

2205 - PP Short Term Borrowings
2210 - PP Accrued Liabilities                             81,471                                         130,972
2215 - PP Accrued Local Property Tax                                                                      31,656
2220 - PP Accrued Sales & Use Tax
2225 - PP Environmental Reserve
2230 - PP Disc Ops Reserve
2235 - PP Restructuring Reserve
2240 - PP Long Term Debt
2245 - PP Capital Leases
2062 - PP IC Short Term Notes Payables
2462 - PP IC Short Term Interest Payables
2652 - PP IC Long Term Notes Payables
2654 - PP IC Long Term Interest Payables
2911 - PP IC Accounts Payables                       182,864,066                    133  13,838,724  178,040,711        14,071,127

2950 - Intracompany Trade Accounts Payables

2061 - Intercompany S/T Loans/Notes Payable

2461 - Intercompany S/T Interest Payable
2651 - Intercompany L/T Loans/Notes Payable

2653 - Intercompany L/T Interest Payable
2762 - Intercompany L/T Interest Payable
2910 - Intercompany Trade Accounts Payables           19,068,822                      0   1,923,275    7,465,413         3,968,348

Long Term Debt
Capital Lease Obligations-Long Term
Deferred Income Taxes
Minority Interest in Consol Subs
Preferred Stock of Products Co
Other Noncurrent Liabilities                             123,500

                                                     -----------                    ---  ----------  -----------        ----------
Liabilities - Subject to Compromise                  212,617,644                    133  17,436,160  186,523,402        18,039,476
                                                     ===========                    ===  ==========  ===========        ==========

                           Collins Aikman Corporation
                       Liabilities - Subject to Compromise
                              As of - June 30, 2005

                                                    C & A                               Textron            Brut         Textron
                                                International     C & A Accessory      Automotive       Plastics,      Automotive
                                                    Corp.            Mats, Inc.      Interiors, Inc.       Inc.      Exteriors, Inc.
                                                   05-55951           05-55952          05-55956         05-55957       05-55958
                                                -------------     ---------------    ---------------    ---------    --------------
2010 - A/P - Trade - Pre Petition                                       7,296,162         54,239,854                     19,583,684
2014 - A/P - Rec'd - Not Invoiced Pre Petition                                             1,543,760                        608,412
2030 - A/P - Pre Petition Other                                             (111)            600,095                    (20,477,658)
2071 - A/P - Tooling
2072 - A/P - Capital                                                                             825                              0

2205 - PP Short Term Borrowings
2210 - PP Accrued Liabilities                                                              1,916,513                     20,681,725
2215 - PP Accrued Local Property Tax                                                         328,945                        200,764
2220 - PP Accrued Sales & Use Tax                                                              8,787
2225 - PP Environmental Reserve
2230 - PP Disc Ops Reserve
2235 - PP Restructuring Reserve
2240 - PP Long Term Debt
2245 - PP Capital Leases
2062 - PP IC Short Term Notes Payables              5,266,920
2462 - PP IC Short Term Interest Payables           2,662,130
2652 - PP IC Long Term Notes Payables               2,594,710
2654 - PP IC Long Term Interest Payables
2911 - PP IC Accounts Payables                     86,606,715        933,179,934       1,040,054,686                  2,307,316,845

2950 - Intracompany Trade Accounts Payables                                                                                       0

2061 - Intercompany S/T Loans/Notes Payable                 0                                                                     0

2461 - Intercompany S/T Interest Payable                    0                                                                     0
2651 - Intercompany L/T Loans/Notes Payable                 0                                                                     0

2653 - Intercompany L/T Interest Payable                                                                                          0
2762 - Intercompany L/T Interest Payable
2910 - Intercompany Trade Accounts Payables                 0         28,538,909          58,118,382                    120,325,823

Long Term Debt                                                                                                                    0
Capital Lease Obligations-Long Term                                                                                               0
Deferred Income Taxes                                                                                                             0
Minority Interest in Consol Subs
Preferred Stock of Products Co
Other Noncurrent Liabilities                                                                (358,893)                             0

                                                   ----------        -----------       -------------           --     -------------
Liabilities - Subject to Compromise                97,130,475        969,014,894       1,156,452,955            0     2,448,239,596
                                                   ==========        ===========       =============           ==     =============


                           Collins Aikman Corporation
                       Liabilities - Subject to Compromise
                              As of - June 30, 2005

                                                     C & A
                                                      Asset              C & A         Wickes                             C & A
                                                   Services,           Plastics,        Asset              C & A       Properties,
                                                   Inc.-Consol             Inc.   Management, Inc.     Fabrics, Inc.       Inc.
                                                    05-55959            05-55960      05-55962           05-55963        05-55964
                                                   -----------         ---------  ----------------     -------------   -----------
2010 - A/P - Trade - Pre Petition                                      4,165,180           169,019        17,258,746
2014 - A/P - Rec'd - Not Invoiced Pre Petition                             8,296
2030 - A/P - Pre Petition Other                                          (41,761)                              8,767
2071 - A/P - Tooling                                                  38,947,529
2072 - A/P - Capital                                                                                       1,726,657

2205 - PP Short Term Borrowings
2210 - PP Accrued Liabilities                                                                              1,268,399
2215 - PP Accrued Local Property Tax                                                                         294,454
2220 - PP Accrued Sales & Use Tax
2225 - PP Environmental Reserve
2230 - PP Disc Ops Reserve
2235 - PP Restructuring Reserve
2240 - PP Long Term Debt
2245 - PP Capital Leases
2062 - PP IC Short Term Notes Payables                                   210,000
2462 - PP IC Short Term Interest Payables
2652 - PP IC Long Term Notes Payables
2654 - PP IC Long Term Interest Payables
2911 - PP IC Accounts Payables                         126,097       713,045,534           995,833     4,703,547,946           750

2950 - Intracompany Trade Accounts Payables

2061 - Intercompany S/T Loans/Notes Payable                                    0

2461 - Intercompany S/T Interest Payable
2651 - Intercompany L/T Loans/Notes Payable

2653 - Intercompany L/T Interest Payable
2762 - Intercompany L/T Interest Payable
2910 - Intercompany Trade Accounts Payables                  0        17,359,769                 0        34,121,754             0

Long Term Debt
Capital Lease Obligations-Long Term
Deferred Income Taxes
Minority Interest in Consol Subs
Preferred Stock of Products Co
Other Noncurrent Liabilities                                             401,456                                   0

                                                       -------       -----------         ---------     -------------           ---
Liabilities - Subject to Compromise                    126,097       774,096,003         1,164,852     4,758,226,722           750
                                                       =======       ===========         =========     =============           ===

                           Collins Aikman Corporation
                      Liabilities - Subject to Compromise
                             As of - June 30, 2005


                                                                           Wickes
                                                   Textron Automotive   Manufacturing   C & A Interiors,
                                                     (Argentina) Inc.     Company             Inc          C & A Europe, Inc.
                                                        05-55965           05-55968         05-55970            05-55971
                                                   ------------------   -------------   ----------------   ------------------
2010 - A/P - Trade - Pre Petition                       179,517              45,004
2014 - A/P - Rec'd - Not Invoiced Pre Petition                0
2030 - A/P - Pre Petition Other                               0
2071 - A/P - Tooling
2072 - A/P - Capital

2205 - PP Short Term Borrowings
2210 - PP Accrued Liabilities
2215 - PP Accrued Local Property Tax
2220 - PP Accrued Sales & Use Tax
2225 - PP Environmental Reserve
2230 - PP Disc Ops Reserve
2235 - PP Restructuring Reserve
2240 - PP Long Term Debt
2245 - PP Capital Leases
2062 - PP IC Short Term Notes Payables                                                       136,431,453          5,266,920
2462 - PP IC Short Term Interest Payables                                                      8,788,554          2,662,130
2652 - PP IC Long Term Notes Payables                                                                             2,594,710
2654 - PP IC Long Term Interest Payables
2911 - PP IC Accounts Payables                                           69,319,953               14,267         32,254,535

2950 - Intracompany Trade Accounts Payables                   0

2061 - Intercompany S/T Loans/Notes Payable                   0                                        0                  0

2461 - Intercompany S/T Interest Payable                      0                                        0                  0
2651 - Intercompany L/T Loans/Notes Payable                   0                                                           0

2653 - Intercompany L/T Interest Payable                      0
2762 - Intercompany L/T Interest Payable
2910 - Intercompany Trade Accounts Payables                   0                   0                    0                  0

Long Term Debt                                                0
Capital Lease Obligations-Long Term                           0
Deferred Income Taxes                                         0
Minority Interest in Consol Subs
Preferred Stock of Products Co
Other Noncurrent Liabilities                                  0           4,415,424

                                                        -------          ----------          -----------         ----------
Liabilities - Subject to Compromise                     179,517          73,780,382          145,234,274         42,778,295
                                                        =======          ==========          ===========         ==========

                           Collins Aikman Corporation
                       Liabilities - Subject to Compromise
                             As of - June 30, 2005

                                                                                                                     Textron Auto
                                                      Comet            Gamble         M&C Advanced      Becker         Overseas
                                                 Acoustics, Inc.   Development Co.   Processes, Inc   Group, LLC    Investment, Inc
                                                    05-55972          05-55974          05-55976       05-55977        05-55978
                                                 ---------------   ---------------   --------------   ----------    ---------------

2010 - A/P - Trade - Pre Petition                                             (71)           6,677    11,736,152
2014 - A/P - Rec'd - Not Invoiced Pre Petition                                                         1,806,235
2030 - A/P - Pre Petition Other                                                                         (420,489)
2071 - A/P - Tooling
2072 - A/P - Capital                                                                                      16,800

2205 - PP Short Term Borrowings
2210 - PP Accrued Liabilities
2215 - PP Accrued Local Property Tax
2220 - PP Accrued Sales & Use Tax
2225 - PP Environmental Reserve
2230 - PP Disc Ops Reserve
2235 - PP Restructuring Reserve
2240 - PP Long Term Debt
2245 - PP Capital Leases
2062 - PP IC Short Term Notes Payables
2462 - PP IC Short Term Interest Payables
2652 - PP IC Long Term Notes Payables
2654 - PP IC Long Term Interest Payables
2911 - PP IC Accounts Payables                          8,575           2,086,505        5,007,206   434,290,864

2950 - Intracompany Trade Accounts Payables                                                      0

2061 - Intercompany S/T Loans/Notes Payable

2461 - Intercompany S/T Interest Payable
2651 - Intercompany L/T Loans/Notes Payable

2653 - Intercompany L/T Interest Payable
2762 - Intercompany L/T Interest Payable
2910 - Intercompany Trade Accounts Payables                 0                   0                0    15,987,187

Long Term Debt
Capital Lease Obligations-Long Term
Deferred Income Taxes
Minority Interest in Consol Subs
Preferred Stock of Products Co
Other Noncurrent Liabilities

                                                        -----           ---------        ---------   -----------             -
Liabilities - Subject to Compromise                     8,575           2,086,434        5,013,882   463,416,749             0
                                                        =====           =========        =========   ===========             =


                           Collins Aikman Corporation
                       Liabilities - Subject to Compromise
                             As of - June 30, 2005

                                                   CW Management Corp.
                                                        05-55979
                                                   -------------------
2010 - A/P - Trade - Pre Petition
2014 - A/P - Rec'd - Not Invoiced Pre Petition
2030 - A/P - Pre Petition Other
2071 - A/P - Tooling
2072 - A/P - Capital

2205 - PP Short Term Borrowings
2210 - PP Accrued Liabilities
2215 - PP Accrued Local Property Tax
2220 - PP Accrued Sales & Use Tax
2225 - PP Environmental Reserve
2230 - PP Disc Ops Reserve
2235 - PP Restructuring Reserve
2240 - PP Long Term Debt
2245 - PP Capital Leases
2062 - PP IC Short Term Notes Payables                 15,358,624
2462 - PP IC Short Term Interest Payables
2652 - PP IC Long Term Notes Payables
2654 - PP IC Long Term Interest Payables
2911 - PP IC Accounts Payables                          4,340,107

2950 - Intracompany Trade Accounts Payables

2061 - Intercompany S/T Loans/Notes Payable                     0

2461 - Intercompany S/T Interest Payable
2651 - Intercompany L/T Loans/Notes Payable

2653 - Intercompany L/T Interest Payable
2762 - Intercompany L/T Interest Payable
2910 - Intercompany Trade Accounts Payables               159,869

Long Term Debt
Capital Lease Obligations-Long Term
Deferred Income Taxes
Minority Interest in Consol Subs
Preferred Stock of Products Co
Other Noncurrent Liabilities

                                                       ----------
Liabilities - Subject to Compromise                    19,858,600
                                                       ==========

                           Collins Aikman Corporation
                       Liabilities - Subject to Compromise
                              As of - June 30, 2005

                                                                                                        Textron
                                                      C & A               C & A           C & A          Auto
                                                    Automotive          Carpet and     Carpet and    International      C & A
                                                   International,       Acoustics       Acoustics      Services,    (Gibraltar)
                                                        Inc.            (TN), Inc.      (MI), Inc.       Inc          Limited
                                                      05-55980           05-55984       05-55982       05-55985       05-55989
                                                   --------------       ----------      ----------    ----------     -----------
2010 - A/P - Trade - Pre Petition                                        3,054,467             214
2014 - A/P - Rec'd - Not Invoiced Pre Petition
2030 - A/P - Pre Petition Other
2071 - A/P - Tooling
2072 - A/P - Capital

2205 - PP Short Term Borrowings
2210 - PP Accrued Liabilities                                               17,646
2215 - PP Accrued Local Property Tax                                        60,684
2220 - PP Accrued Sales & Use Tax
2225 - PP Environmental Reserve
2230 - PP Disc Ops Reserve
2235 - PP Restructuring Reserve
2240 - PP Long Term Debt
2245 - PP Capital Leases
2062 - PP IC Short Term Notes Payables
2462 - PP IC Short Term Interest Payables
2652 - PP IC Long Term Notes Payables
2654 - PP IC Long Term Interest Payables
2911 - PP IC Accounts Payables                                         252,995,209     292,787,500     5,862,322      41,598,049

2950 - Intracompany Trade Accounts Payables

2061 - Intercompany S/T Loans/Notes Payable

2461 - Intercompany S/T Interest Payable
2651 - Intercompany L/T Loans/Notes Payable

2653 - Intercompany L/T Interest Payable
2762 - Intercompany L/T Interest Payable
2910 - Intercompany Trade Accounts Payables                             14,919,737           6,138       128,455               0

Long Term Debt
Capital Lease Obligations-Long Term
Deferred Income Taxes
Minority Interest in Consol Subs
Preferred Stock of Products Co
Other Noncurrent Liabilities                                                     0
                                                   --------------      -----------     -----------     ---------      -----------
Liabilities - Subject to Compromise                             0      271,047,744     292,793,852     5,990,777       41,598,049
                                                   ==============      ===========     ===========     =========      ===========


                           Collins Aikman Corporation
                       Liabilities - Subject to Compromise
                              As of - June 30, 2005

                                                Textron Automotive  New Baltimore  C&A Automotive  C&A Automotive
                                                    (Asia) Inc.     Holdings, LLC     Mats, LLC     Services, LLC
                                                     05-55991          05-55992        05-55969        05-55981
                                                ------------------  -------------  --------------  --------------
2010 - A/P - Trade - Pre Petition                                0        167,935
2014 - A/P - Rec'd - Not Invoiced Pre Petition                                  0
2030 - A/P - Pre Petition Other                                  0         39,469
2071 - A/P - Tooling
2072 - A/P - Capital

2205 - PP Short Term Borrowings
2210 - PP Accrued Liabilities
2215 - PP Accrued Local Property Tax
2220 - PP Accrued Sales & Use Tax
2225 - PP Environmental Reserve
2230 - PP Disc Ops Reserve
2235 - PP Restructuring Reserve
2240 - PP Long Term Debt
2245 - PP Capital Leases
2062 - PP IC Short Term Notes Payables
2462 - PP IC Short Term Interest Payables
2652 - PP IC Long Term Notes Payables
2654 - PP IC Long Term Interest Payables
2911 - PP IC Accounts Payables                           1,070,917      6,308,666

2950 - Intracompany Trade Accounts Payables

2061 - Intercompany S/T Loans/Notes Payable

2461 - Intercompany S/T Interest Payable
2651 - Intercompany L/T Loans/Notes Payable

2653 - Intercompany L/T Interest Payable
2762 - Intercompany L/T Interest Payable
2910 - Intercompany Trade Accounts Payables                150,527          4,178

Long Term Debt
Capital Lease Obligations-Long Term
Deferred Income Taxes
Minority Interest in Consol Subs
Preferred Stock of Products Co
Other Noncurrent Liabilities                                              466,365

                                                         ---------      ---------              --              --
Liabilities - Subject to Compromise                      1,221,443      6,986,613               0               0
                                                         =========      =========              ==              ==